Exhibit 10.7

                Form of Lease Agreement including Rent Addendum,
                  Construction Addendum and Memorandum of Lease


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_________ #(Site Number)/(City), (County) County, (State)

                                 LEASE AGREEMENT

        THIS LEASE AGREEMENT is made and entered into as of (Closing Date), by and between:

               (i)    CNL __________, a (State of Registration) (Landlord Entity
               Type) with principal office and place of business at 400 E. South Street, Suite 500, Orlando, Florida 32801 ("Landlord"), and

               (ii) (TENANT NAME), a (State of Incorporation) (Tenant Entity
               Type), with a mailing address of (Tenant Street Address), (Tenant Street Address), (Tenant City), (Tenant State) (Tenant Zip) ("Tenant").

                                   WITNESSETH:

        Landlord leases to Tenant, for the purpose of [[developing, constructing and]] operating a _________ Restaurant and for no other use or purpose whatsoever [[and subject to the terms and conditions of the Construction Addendum attached hereto]], and Tenant rents from Landlord the following described premises, (hereinafter "Premises") located at (Site Address), (City), (County) County, (State) and being more particularly described in Exhibit "A" attached hereto and made a part hereof, together with all rights and privileges in and about the Premises as may be necessary or convenient to Tenant's business, inclusive of all easements benefitting the real property described in Exhibit "A". Premises shall include all improvements and structures whether now existing or hereafter constructed thereon.

        The following additional stipulations are hereby declared to be covenants of this Lease and shall, unless otherwise expressly stated, be applicable at all times throughout the term of this Lease and any extension or renewal thereof:

1.      DEFINITIONS

        For purposes of this Lease, the following terms are hereby defined to mean:

        "Effective Date" shall mean the first date set forth at the beginning of this Lease.

        "Landlord" shall mean CNL __________, a (State of Registration) (Landlord Entity Type), its successors and assigns.

        "Lease" shall include this Lease Agreement and all amendments hereto, if any, entered into from time to time hereafter.

        "Lease Year" shall mean a fiscal period beginning on the Effective Date (and each anniversary thereof) and expiring twelve (12) months thereafter.


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        "Rent" shall mean the Rent payable under this Lease as set forth in the
        Rent Addendum attached hereto and incorporated herein, and shall include [[Interim Rent]], Annual Rent and Percentage Rent (all as defined in the Rent Addendum).

2.      TERM AND RENT

        (a) Term. The term of this Lease shall begin on the Effective Date and shall expire on a date ________ (__) years thereafter unless previously terminated or renewed or extended as provided herein.

        (b) Rent. Rent shall be due and payable as provided in the Rent Addendum attached hereto and incorporated herein.

3.      ALTERATIONS AND IMPROVEMENTS, INVESTMENT TAX CREDIT,
MECHANIC'S LIENS, LANDLORD'S DISCLAIMER

        (a) Tenant shall be permitted to install, use on and about, and remove from the Premises at any time and from time to time all trade fixtures and other personal property (exclusive of lighting, electrical, heating and air conditioning improvements) which are not a component of the building located or to be located on the Premises (hereinafter referred to as the "Tenant's Property"), all of which at all times shall remain the property of Tenant with the right of removal (subject to paragraph (d) below) at the expiration of this Lease. Trade fixtures shall include: (1) removable decor items and office equipment; (2) building lettering, signs, sign posts and sign standards; (3) unattached food and customer service equipment; and (4) food and customer service equipment attached to the building by bolts and screws and/or by utility connections, including without limitation, walk-in refrigerators and freezers, remote refrigeration systems, exhaust systems and hoods. Tenant shall also have the right, at its option and expense, to redecorate or otherwise remodel the Premises upon any termination hereof or upon subletting or assignment in such manner as will, without reducing the fair market value thereof, avoid the appearance of the ________ Restaurant operated under this Lease; provided, however, Tenant shall not impair the structural condition of the Premises or reduce the size thereof. Tenant shall have the right to make any additions, alterations, changes and improvements, structural and nonstructural, including but not limited to construction of additional buildings and additions to the then existing buildings, as Tenant shall desire; provided, however, (i) Tenant shall submit plans of all structural changes to Landlord at least thirty (30) days in advance of the proposed construction date, (ii) Tenant shall provide Landlord with evidence of Tenant's financial ability to pay for such changes,
(iii) if the cost of structural changes exceeds TEN THOUSAND AND NO/100 DOLLARS ($10,000.00), Tenant shall post payment and performance bonds for such work naming Landlord and Tenant as dual obligees, (iv) all such construction shall be completed in a workmanlike manner and in full compliance with all building laws and ordinances applicable thereto, at Tenant's expense, and (v) such additions, alterations, changes and improvements shall not reduce the fair market value of the Premises. All such additions, alterations, changes and improvements shall be deemed to be a part of the Premises.

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        (b) Landlord hereby grants Tenant the right and privilege of applying for and receiving all investment tax credits, if any, under the Internal Revenue Code which may be available with respect to the building and other improvements to be constructed. To this end, Landlord agrees to execute all such further documents and supply such additional information as may be required to make such election effective.

        (c) Tenant shall not do or suffer anything to be done whereby the Premises, or any part thereof, may be encumbered by a mechanic's lien or similar lien, and, if, whenever and as often as any mechanic's lien or similar lien is filed against the Premises, or any part thereof, purporting to be for or on account of any labor done, materials or services furnished in connection with any work in or about the Premises, done by, for or under the authority of Tenant, or anyone claiming by, through or under Tenant, Tenant shall discharge the same of record within ten (10) days after service upon Tenant of notice of the filing thereof; provided, however, Tenant shall have the right to remove the lien by bonding same in accordance with applicable law and to contest any such lien; provided further that Tenant shall diligently prosecute any such contest, at all times effectively staying or preventing any official or judicial sale of the Premises under execution or otherwise, and, if unsuccessful, satisfy any final judgment against Tenant adjudging or enforcing such lien or, if successful, procuring record satisfaction or release thereof.

        (d) All of Tenant's Property placed in or upon the Premises by Tenant shall remain the property of Tenant with the right to remove the same at any time during the term of this Lease. Landlord, if requested by Tenant, agrees to execute such documentation subordinating its lien rights (vis a vis any equipment lender or landlord) to Tenant's personalty and to all rights of levy for distraint for rent against same as shall be reasonably required by any equipment lender or lessor of Tenant; provided any damage caused by, or resulting from the removal of any trade fixtures, equipment or other personal property shall be promptly repaired by Tenant or the party entitled to remove same.

4.      DESTRUCTION OF PREMISES; INSURANCE

        (a) If the Premises are damaged or destroyed by fire, flood, tornado or other element, or by any other casualty and such damage or destruction does not occur within the last twenty-four (24) months of the original or of any extended or renewed term of this Lease, this Lease shall continue in full force and effect and Tenant shall, as promptly as possible, restore, repair or rebuild the Premises to substantially the same condition as it existed before the damage or destruction. Tenant shall for this purpose use all, or such part as may be necessary, of the insurance proceeds received from insurance policies carried on the Premises under the provision of subparagraph 4(b) hereinbelow. If such insurance proceeds are not sufficient to pay such costs, Tenant shall pay such deficit. Should the Premises be damaged or destroyed by any of the foregoing described casualties within the last twenty-four (24) months of the original term or of any extended or renewed term of this Lease, to the extent that they are untenantable or unsuitable, in Tenant's opinion for continued use in the normal conduct of Tenant's business, Tenant shall have the right, exercisable by written notice to Landlord given within thirty (30) days after the date of such damage or destruction, of terminating this Lease effective upon the date of such

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damage or destruction. If Tenant terminates this Lease as thus provided Landlord shall be entitled to all of the insurance proceeds on the Premises, but not to the proceeds of insurance carried by Tenant on Tenant's Property; provided, however, Tenant shall not have the right to terminate this Lease unless (i) the damage or destruction of the Premises was caused by a peril which was insured against by the provisions of subparagraph 4(b) of this Lease; (ii) at the time of such damage and destruction the said insurance policies to be carried by Tenant were in the amount of the full replacement cost of such improvements (without deduction or co-insurance) and in full force and effect; and (iii) the insurer has confirmed coverage and its obligation to pay. If Tenant defaults in its obligation to carry insurance in the amount required under subparagraph
4(b), then Tenant shall be obligated to pay toward said reconstruction or to Landlord, if this Lease is cancelled but prior thereto, the difference between the amount actually carried and the amount required to be carried under this paragraph.

        (b) Tenant, at its expense and as additional rent hereunder, shall throughout the term of this Lease and any extension or renewal thereof, keep the Premises insured with "all risk" coverage, including builder's risk if applicable, ("all risk" as such term is used in the insurance industry) for the full replacement value, with any deductible to be approved by Landlord (and without any co-insurance provision (Agreed Value endorsement)). If Tenant serves alcoholic beverages, or if the Premises are located in a flood or earthquake zone, then additional coverage shall be obtained by Tenant in amounts and in forms acceptable to Landlord. Tenant shall provide Landlord with copies of such policies or certificates of such coverage, and the policy or policies shall name Landlord and any mortgagee designated by Landlord as an additional insured (or, if elected by Landlord, loss payee) and shall provide that all losses shall be payable as herein provided. All such policies of insurance shall provide that the amount thereof shall not be reduced and that none of the provisions, agreements or covenants contained therein shall be modified or cancelled by the insuring company or companies without thirty (30) days prior written notice being given to Landlord; and that all insurance proceeds shall be paid by check payable to Landlord. Such policy or policies of insurance may also cover loss or damage to Tenant's Property, and the insurance proceeds applicable to Tenant's Property shall not be paid to Landlord or any mortgagee but shall accrue and be payable solely to Tenant. In the event of a casualty, Tenant shall be responsible for any deficiency between the replacement cost of the Premises and the amount actually paid by the insurance company.

        (c) Tenant shall maintain, at its own expense and as additional Rent, public liability insurance covering the Premises, for the joint benefit of and insuring Tenant and Landlord, with coverage of not less than $2,000,000.00 per occurrence, with any deductible to be approved by Landlord, and with a general aggregate limit of not less than $__0,000,000.00. Landlord (and if Landlord is either a general or limited partnership, all general partners) shall be named as an additional insured (or, if elected by Landlord, loss payee). All such policies of insurance shall provide that the amount thereof shall not be reduced and that none of the provisions, agreements or covenants contained therein shall be modified or cancelled by the insuring company or companies without thirty
(30) days prior written notice being given to all parties to this Lease. A copy of the policy or certificate of such insurance shall be delivered to Landlord and shall be

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issued by a company or companies licensed to do business in the state where the
Premises are located.

        (d) Tenant shall maintain, at its own expense, rental value insurance covering risk of loss due to the occurrence of any of the hazards insured against under Tenants' "all risk" coverage insurance and providing coverage in an amount sufficient to permit the payment of rents payable hereunder for a period (in such case) of not less than six (6) months. All such policies of insurance shall provide that Landlord is additional insured (or, if elected by Landlord, loss payee); and that the amount thereof shall not be reduced and that none of the provisions, agreements or covenants contained therein shall be modified or cancelled by the insuring company or companies without thirty (30) days prior written notice being given to all parties to this Lease. A copy of the policy or certificate of such insurance shall be delivered to Landlord and shall be issued by a company or companies licensed to do business in the state where the Premises are located.

        (e) All insurance companies providing the coverage required under this Paragraph 4 shall be selected by Tenant and shall be rated A minus (A-) or better by Best's Insurance Rating Service, shall be licensed to write insurance policies in the state in which the Premises is located, and shall be acceptable to Landlord in Landlord's reasonable discretion.

5.      MAINTENANCE AND REPAIR

        (a) Tenant shall maintain the Premises and all buildings and improvements thereon (interior and exterior, structural and otherwise) in good order and repair and, subject to the provisions of paragraph 4(a) with respect to damage within the last twenty-four (24) months of the Lease, and paragraph 6 herein, return the Premises and all buildings and improvements thereon at the expiration of the term of this Lease or any extension thereof in as reasonably as good condition as when received, ordinary wear and tear excepted.

        (b) Tenant agrees that Landlord shall have no obligation under this Lease to make any repairs or replacements (including the replacement of obsolete components) to the Premises or the buildings or improvements thereon, or any alteration, addition, change, substitution or improvement thereof or thereto, whether structural or otherwise. The terms "repair" and "replacement" include the replacement of any portions of the Premises which have outlived their useful life during the term of the Lease (or any extensions thereof). Landlord and Tenant intend that the rent received by Landlord shall be free and clear of any expense to Landlord for the construction, care, maintenance (including common area maintenance charges and charges accruing under easements or other agreements relating to the Premises), operation, repair, replacement, alteration, addition, change, substitution and improvement of or to the Premises and any building and improvement thereon. Upon the expiration or earlier termination of this Lease, Tenant shall remain responsible for, and shall pay to Landlord, any cost, charge or expense for which Tenant is otherwise responsible for hereunder attributable to any period (prorated on a daily basis) prior to the expiration or earlier termination of this Lease.

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6.      CONDEMNATION

        (a) In the event that the whole or any material part of the building on the Premises or such a material portion of the land (for purposes hereof, "material" shall mean more than 20% of the building on the Premises or more than 40% of the land) shall be taken during the term of this Lease or any extension or renewal thereof for any public or quasi-public use under any governmental law, ordinance, regulation or by right of eminent domain, or shall be sold to the condemning authority under threat of condemnation with the result that the Premises cannot continue to be operated as the type of restaurant contemplated herein, or if all reasonable access to the adjacent roadways from the existing or comparable curb cuts shall be taken (any of such events being hereinafter referred to as a "taking"), Tenant shall have the option of terminating this Lease as of a date no earlier than the date of such taking, such termination date to be specified in a notice of termination to be given by Tenant to Landlord not fewer than fourteen (14) days prior to the date on which possession of the Premises, or part thereof, must be surrendered to the condemning authority or its designee.

        (b) In the event of any taking which does not give rise to an option to terminate or in the event of a taking which does give rise to an option to terminate and Tenant does not elect to terminate, Landlord shall make its award available to Tenant and Tenant shall, to the extent of the award from such taking (which word "award" shall mean the net proceeds after deducting expenses of any settlement, or net purchase price under a sale in lieu of condemnation but shall exclude the value of Landlord's reversionary interest), promptly restore or repair the Premises and all improvements thereon (except the items which Tenant is entitled to remove) to the same condition as existed immediately prior to such taking insofar as is reasonably possible. If the estimated cost of restoration or repair shall exceed the amount of Landlord's award, Tenant shall deposit with Landlord the amount of such excess. The award and any excess shall be held in trust by Landlord and used, to the extent required, for the purpose of such restoration or repair. A just and proportionate part of the Rent payable hereunder shall be abated from the date of such taking until ten (10) days after Tenant has restored same and thereafter the Rent shall be reduced in proportion to the reduction in the then rental value of the Premises after the taking in comparison with the rental value prior to the taking. If the award shall exceed the amount spent or to be spent promptly to effect such restoration, repair or replacement, such excess shall unconditionally belong to Landlord and shall be paid to Landlord.

        (c) In the event of any partial taking where this Lease is not terminated, Tenant shall not be entitled (except for use in reconstruction) to any part of the compensation or award given Landlord for the taking of the fee of the Premises, but Tenant shall have the right to recover from the condemning authority such compensation as is specifically awarded to Tenant (i) to reimburse Tenant for any cost which Tenant may incur in removing Tenant's Property from the Premises and (ii) for loss of Tenant's business.

        (d) If this Lease is terminated by reason of a taking then Landlord shall be entitled to receive the entire award in any such condemnation or eminent domain proceedings or purchase in lieu thereof and Tenant hereby assigns to Landlord all of its right, title and interest in and to

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all and any part of such award, provided, however, Tenant shall be entitled to receive any award specifically made to reimburse Tenant.

7.      TAXES AND ASSESSMENTS

        Tenant shall pay prior to delinquency all taxes and assessments which may be levied upon or assessed against the Premises and all taxes and assessments of every kind and nature whatsoever arising in any way from the use, occupancy or possession of the Premises or assessed against the improvements situated thereon, together with all taxes levied upon or assessed against Tenant's Property. To that end Landlord shall not be required to pay any taxes or assessments whatsoever which relate to or may be assessed against this Lease, the Rent and other amounts due hereunder, the Premises, improvements and Tenant's Property. Provided, however, that any taxes or assessments which may be levied or assessed against the Premises for a period ending after the termination hereof shall be prorated between Landlord and Tenant as of such date. Within thirty (30) days after Tenant receives the paid receipted tax bills, Tenant shall furnish Landlord with copies of a paid receipt for such tax bills. Upon demand by Landlord, Tenant shall deliver and pay over to Landlord such additional sums as are necessary to satisfy any deficiency in the amount necessary to pay the taxes before the same become due. Tenant may, at its option, contest in good faith and by appropriate and timely legal proceedings any such tax and assessment; provided, however, that Tenant shall indemnify and hold harmless Landlord from any loss or damage resulting from any such contest, and all expenses of same (including, without limitation, all attorneys' fees, court and other costs) are paid solely by Tenant.

8.      COMPLIANCE, UTILITIES, SURRENDER

        (a) Tenant at its expense shall promptly comply with all governmental requirements, whether or not compliance therewith shall require structural changes in the Premises; will procure and maintain all permits, licenses and other authorizations required for the use of the Premises or any part thereof then being made and for the lawful and proper installation, operation and maintenance of all equipment and appliances necessary or appropriate for the operation and maintenance of the Premises, and shall comply with all easements, restrictions, reservations and other instruments of record applicable to the Premises. Tenant shall indemnify and save Landlord harmless from all expenses and damages by reason of any notices, orders, violations or penalties filed against or imposed upon the Premises, or against Landlord as owner thereof, because of Tenant's failure to comply with this paragraph.

        (b) Tenant shall pay all charges for heat, water, gas, sewage, electricity and other utilities used or consumed on the Premises and shall contract for the same in its own name. Landlord shall not be liable for any interruption or failure in the supply of any such utility service to the Premises.

        (c) Tenant shall peacefully surrender possession of the Premises, the buildings and other improvements thereon, to Landlord at the expiration, or earlier termination, of the original term or any extended or renewed term of this Lease.

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9.      QUIET ENJOYMENT

        Landlord covenants and warrants that Landlord has full power and authority to make this Lease, and that Tenant shall have and enjoy full, quiet and peaceful possession of the Premises, their appurtenances and all rights and privileges incidental thereto during the term hereof and any renewals or extensions, subject to the provisions of this Lease and any easements, restrictions, reservations and other instruments of record applicable to the Premises and in existence at the time of the conveyance of the Premises to Landlord by Tenant.

10.     OPTION TO RENEW

        Tenant shall have ___ (_) successive five (5) year options to extend this Lease for up to an additional _____ (__) years upon the same terms, covenants, conditions and rental as set forth herein provided that Tenant is not in default hereunder at the commencement of such option period. Tenant may exercise each such five (5) year option by giving written notice to Landlord not less than six (6) months prior to the expiration of the then current term of this Lease. Should Tenant fail to give Landlord such timely written notice during the required period, all remaining rights of renewal shall automatically expire.

11.     FIRST RIGHT OF REFUSAL TO PURCHASE; OPTION TO PURCHASE

        (a) So long as Tenant is not in default under this Lease, Tenant shall have the right to purchase the Premises in accordance with the terms of this paragraph. If Landlord receives and desires to accept a bona fide offer to purchase (excluding any transfer to an affiliate of Landlord) the Premises during the term of this Lease or any extension or renewal thereof, Landlord shall serve a notice on Tenant stating the name of such offeror with a copy of the terms and conditions of such offer attached and Tenant shall have the right to purchase the Premises on the same terms and conditions set forth in Landlord's notice, provided Tenant delivers written notice to Landlord of its election to do so within twenty (20) days after receipt of such notice from Landlord. If Tenant does not elect to exercise its right to purchase as aforesaid, Landlord may sell the Premises, provided the sale is consummated with the offeror and on the terms and conditions set forth in Landlord's notice to Tenant. The foregoing preemptive right shall remain in existence notwithstanding its non-exercise in respect to any sale and shall be binding upon Landlord's successors in title.

        (b) Tenant shall have the option to purchase the Premises at any time after the _____________ (__th) Lease Year, as follows:

               (i) Tenant shall exercise its option hereunder by giving written notice in writing to Landlord in accordance with the requirements of paragraph 20 of this Lease. At the time of the exercise of the option, Tenant shall also pay to Landlord (or if required by Landlord, to the qualified intermediary described in Paragraph 19(b) of this Lease Agreement) a non-refundable deposit of FIVE HUNDRED AND NO/100 DOLLARS ($500.00).

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               (ii) The purchase price to be paid by Tenant shall be the greater of (A) the fair market value of the Premises as of the date of the exercise of the option, as determined by an appraisal of an M.A.I. qualified appraiser selected by Landlord, or (B) Landlord's cost for the Premises, plus ___________ percent (__%).

               (iii) The closing pursuant to the option shall be held in the office of Landlord's attorneys on or before a date which is thirty (30) days after Landlord and Tenant have received the above mentioned appraisal from the appraiser, or at such other place as shall be acceptable to Landlord.

               (iv) Tenant shall receive a credit for the deposit required under
(i) above and the balance of the purchase price shall be paid at closing in cash, by cashier's check on cleared local funds or by wire transfer to Landlord's account.

               (v) All expenses of closing shall be paid equally by Tenant and Landlord.

               (vi) The option granted to Tenant pursuant to this subparagraph
(b) shall terminate and become null and void (A) in the event Tenant shall purport to exercise said option at a time when Tenant shall then be in default under any term or condition of this Lease, or (B) in the event Tenant's right of first refusal becomes operative, Tenant fails to exercise such right of first refusal, and the offer triggering such right of first refusal closes.

        (c) Tenant's rights and options granted in (a) and (b) above shall be subject and subordinate to any rights or options currently of record or those existing under Tenant's franchise agreement, if any.

12.     NONCOMPETE

        Tenant shall not own an interest in, or operate, another __________ Restaurant within a _________ (__) mile radius of the Premises. Violation of this covenant shall constitute a default hereunder and, because the parties agree that damages would not be an adequate remedy, Tenant hereby agrees that Landlord shall be entitled to equitable relief, including injunctive relief and specific performance in addition to any remedy available at law.

13.     DEFAULT

        (a) If any one or more of the following events occur, said event or events shall hereby be classified as a "Default":

               (i) If Tenant fails to pay Interim Rent (if applicable), Annual Rent, Percentage Rent, any additional rent, or any other charges required hereunder or under any other lease with Landlord or an affiliate of Landlord when same shall become due and payable, and such failure continues for ten (10) days after written notice from Landlord.

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               (ii) If Tenant shall fail to perform or observe any term,
condition, covenant, agreement, or obligation of this Lease or any other lease with Landlord or an affiliate of Landlord, and such failure continues for fifteen (15) days after written notice from Landlord (except that such fifteen
(15) day period shall be automatically extended for such additional period of time as is reasonably necessary to cure such Default, if such Default cannot be cured within such period, provided Tenant is in the process of diligently curing the same).

               (iii) If any default or event of default shall occur and remain uncured under that certain Franchise Agreement (the "Franchise Agreement") between Tenant and _________________ following any cure period applicable thereto and established in the Franchise Agreement, or if such Franchise Agreement is terminated for any reason. Notwithstanding the foregoing, Tenant shall have the right to engage in good faith disputes with the franchisor under the Franchise Agreement without such dispute constituting a default under this Lease, provided that such dispute shall not prevent Tenant from performing its obligation to continuously operate a _______ Restaurant at the Premises.

               (iv) If Tenant fails to continuously operate its business within the Premises except for temporary periods of closure caused by casualty, or temporary and reasonable periods of remodeling not to exceed ninety (90) days in any Lease Year without first obtaining Landlord's written approval.

               (v) If Tenant shall make an assignment for the benefit of creditors or file a petition, in any federal or state court, in bankruptcy, reorganization, composition, or make an application in any such proceedings for the appointment of a trustee or receiver for all or any portion of its property.

               (vi) If any petition shall be filed under federal or state law against Tenant in any bankruptcy, reorganization, or insolvency proceedings, and said proceedings shall not be dismissed or vacated within thirty (30) days after such petition is filed.

               (vii) If a receiver or trustee shall be appointed under federal or state law for Tenant, or any guarantor of Tenant's obligations hereunder, for all or any portion of the property of either of them, and such receivership or trusteeship shall not be set aside within thirty (30) days after such appointment.

        (b) Upon the happening of any one or more of the aforementioned Defaults which are not cured within the cure period applicable thereto, if any, Landlord shall have the right, in addition to any other rights and remedies, to terminate this Lease by giving written notice of same to Tenant. Upon such notice, this Lease shall cease and expire, and Tenant shall surrender the Premises to Landlord. Notwithstanding such termination, Tenant's liability and obligation under all provisions of this Lease, including the obligation to pay Rent and any and all other amounts due hereunder shall survive and continue. In addition, in the event of Tenant's Default under this Lease, Landlord may, by notice to Tenant, accelerate the monthly installments due hereunder for the remaining term of this Lease, in which event such amount, together with any

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sums then in arrears, shall immediately be due and payable to Landlord. Tenant hereby expressly agrees that its occupation of the Premises after default constitutes forcible detainer (or equivalent) as is defined by the law in force in the jurisdiction in which the Premises are located.

        (c) If this Lease shall terminate as provided hereinabove, Landlord may re-enter the Premises and remove Tenant, its agents and sub-tenants, together with all or any of Tenant's Property, by suitable action at law, or by force. Tenant waives any right to the service of any notice of Landlord's intention to re-enter and Landlord shall not be liable in any way in connection with any action it takes pursuant to this paragraph. Notwithstanding such re-entry or removal, Tenant's liability under the provision of this Lease shall survive and continue.

        (d) In case of re-entry, repossession or termination of this Lease, Tenant shall remain liable for Rent (with any Percentage Rent described in the Rent Addendum to be paid at the rate paid during the prior Lease Year), any additional rent and all other charges provided for in this Lease for the otherwise remaining term of this Lease, and any and all expenses which Landlord may have incurred in re-entering the Premises including, but not limited to, allocable overhead, alterations to the building, leasing, construction, architectural, legal and accounting fees. In addition, Tenant shall pay to Landlord any and all attorneys' fees, legal costs and expenses incurred with respect to enforcement of the provisions hereof. Landlord shall have the right, but not the obligation, to relet the whole or part of the Premises upon terms which Landlord, in its sole discretion, deems appropriate and Tenant shall be responsible for all expenses incurred by Landlord in re-letting or attempting to re-let and all rent collected for reletting shall be credited against all of Tenant's obligations hereunder.

        (e) The rights and remedies of Landlord set forth herein shall be in addition to any other right and remedy now or hereinafter provided by law, and all such rights and remedies shall be cumulative. No action or inaction by Landlord shall constitute a waiver of a Default, and no waiver of Default shall be effective unless it is in writing, signed by Landlord.

14.     HOLDING OVER

        In the event Tenant remains in possession of the Premises after the expiration of this Lease, without executing a new lease, Tenant shall occupy the Premises as a tenant from month to month subject to all the terms hereof, but such possession shall not limit Landlord's rights and remedies by reason thereof nor constitute a holding over.

15.     WAIVER OF SUBROGATION

        Notwithstanding anything in this Lease to the contrary, other than Tenant's obligations to repair, restore or rebuild described in paragraph 4 hereinabove, neither party shall be liable to the other for any damage or destruction of the property of the other resulting from fire or other casualty covered by insurance required of either party hereunder, whether or not such loss, damage or destruction of property is caused by or results from the negligence of such party (which term includes such party's officers, employees, agents and invitees), and each party hereby expressly releases the other from all total liability for or on account of any said loss, damage or destruction, whether or not the party suffering the loss is insured against such loss, and if insured whether fully or partially. Each party shall procure all endorsements of insurance policies carried by it necessary to protect the other from any right of subrogation and/or liability in the event of such loss.

16.     LIEN FOR RENTS

        As security for Tenant's payment of Rent and all other payments required to be made by Tenant hereunder (including, by way of illustration only, taxes, damage to the Premises, court costs, and attorneys' fees) Tenant hereby grants to Landlord a lien upon all of Tenant's Property now or hereafter located upon the Premises. The lien herein provided shall be subordinate to the lien of any chattel mortgage, collateral assignment or security interest given by Tenant to any seller of such property. If default is made by Tenant in the payment of any sum which may become due hereunder and said sum is not paid within ten (10) days after written notice is given by Landlord to Tenant for Tenant's default, Landlord may enter upon the Premises and take possession of Tenant's Property, or any part thereof, and may sell all or any part of Tenant's Property at public or private sale in one or successive sales, with or without notice, to the highest bidder for cash and on behalf of Tenant. Landlord may sell and convey Tenant's Property, or any part thereof, to such bidder, delivering to such bidder all of Tenant's title and interest in such property sold to him. The proceeds of such sale shall be applied by Landlord toward the costs thereof and then toward the payment of all sums when due by Tenant to Landlord hereunder.

17.     ASSIGNMENT AND SUBLETTING

        (a) The Tenant shall not have the right, without first obtaining Landlord's prior written consent which will not be unreasonably withheld, to assign or sublet any part or all of the Premises to any party for any purpose. A change in ownership of the controlling interest of Tenant shall also constitute an assignment subject to this subparagraph. Landlord, without being deemed unreasonable, may withhold its consent to any proposed assignment or subletting where (i) the financial capacity of such assignee or subtenant is materially less than that of tenant or (ii) such assignee or subtenant does not intend to operate a national or regionally recognized restaurant on the Premises or (iii) even if such assignee or subtenant intends to operate a restaurant on the Premises, the type of restaurant or the operating history of such assignee or subtenant or the operating history of such type of restaurant reflects an inability to generate Gross Sales and potential sales growth equal to or greater than that of the Tenant. Even if such consent to assignment or subletting is given by Landlord, such assignment or subletting shall not relieve Tenant of its liability for the continued performance of all terms, covenants and conditions of this Lease, including without limitation the payment of all rent, additional rent and Percentage Rent and other charges thereunder. Likewise, as a condition of any such assignment by Tenant, the assignee shall be required to execute and deliver to Landlord, upon the effective date of such assignment, an agreement, in recordable form, whereby such assignee assumes and agrees to discharge all obligations of Tenant under this Lease.

        (b) In the event of the subletting or assignment of this Lease, any monetary consideration obtained from an assignee or transferee upon such subletting or assignment shall be paid to Landlord. In the event of the subletting or assignment of this Lease, if Tenant derives funds or rental income greater than what it is paying to Landlord under this Lease, the Annual Rent provided for herein shall be increased to that amount received by Tenant from sublessee or assignee of this Lease.

        (c) Prior to any assignment allowed hereunder, Tenant shall deliver to Landlord (i) a copy of the assignment documents (including copies of any recorded documents), and (ii) the name, address and telephone number of such assignee and a designated contact person for such assignee, and (iii) a new insurance policy and binder complying with the terms of this Lease and naming such assignee as the tenant of the Premises. Notwithstanding anything herein to the contrary, in the event of any assignment of this Lease or subletting of the Premises, Tenant shall not be released from its obligations under this Lease unless specifically released by virtue of a separate written instrument executed by Landlord, which may be withheld in Landlord's sole discretion.

        (d) The Landlord shall have the right without limitation (subject to paragraph 11 hereof) to sell, convey, transfer or assign its interest in the Premises or its interest in this Lease, and upon such conveyance being completed all covenants and obligations of Landlord under this Lease accruing thereafter shall cease, but such covenants and obligations shall run with the land and shall be binding upon the subsequent landlord or owners of the Premises or of this Lease.

18.     SUBORDINATION, NON-DISTURBANCE, ATTORNMENT, ESTOPPEL CERTIFICATE.

        (a) Upon written request of the holder of any mortgage (which term "mortgage" shall also include deeds of trust) now or hereafter relating to the Premises, Tenant will subordinate its rights under this Lease to the lien thereof and to all advances made or hereafter to be made upon the security thereof, and Tenant shall execute, acknowledge and deliver an instrument in the form customarily used by such encumbrance holder to effect such subordination; provided, however, as a condition of all such subordinations, the holder of such mortgage shall be first required to agree with Tenant that, notwithstanding the foreclosure or other exercise of rights under any such first or other mortgage, Tenant's possession and occupancy of the Premises and the improvements and its leasehold estate shall not be disturbed or interfered with nor shall Tenant's rights and obligations under this Lease be altered or adversely affected thereby so long as Tenant is not in default hereunder.

        (b) Notwithstanding anything set out in subparagraph (a) above to the contrary, in the event the holder of any such mortgage elects to have this Lease be superior to its mortgage, then upon Tenant's being notified to that effect by such encumbrance holder, this Lease shall be deemed prior to the lien of said mortgage, whether this Lease is dated prior or subsequent to the date of said mortgage, and Tenant shall execute, acknowledge and deliver an instrument, in the form customarily used by such encumbrance holder, effecting such priority.

        (c) In the event proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sale under any mortgage made by Landlord covering the Premises, or in the event of delivery of a deed in lieu of foreclosure under such a mortgage Tenant will attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease, and upon the request of the purchaser, Tenant shall execute, acknowledge and deliver an instrument, in form and substance satisfactory to such purchaser, evidencing such attornment.

        (d) Each party agrees, within seven (7) days after written request by the other, to execute, acknowledge and deliver to and in favor of any proposed mortgagee or purchaser of the Premises, an estoppel certificate, in the form customarily used by such proposed mortgagee or purchaser, stating, among other things (i) whether this Lease is in full force and effect, (ii) whether this Lease has been modified or amended and, if so, identifying and describing any such modification or amendment, (iii) the date to which rent and other charge has been paid, and (iv) whether the party furnishing such certificate knows of any default on the part of the other party or has any claim against such party and, if so, specifying the nature of such default or claims.

        (e) Upon written demand by the holder of any mortgage covering the Premises, Tenant shall forthwith execute, acknowledge and deliver an agreement in favor of and in the form customarily used by such encumbrance holder, by the terms of which Tenant will agree to give prompt written notice to such encumbrance holder in the event of any casualty damage to the Premises or in the event of any default on the part of Landlord under this Lease, and will agree to allow such encumbrance holder a reasonable length of time after notice to cure or cause the curing of such default before exercising Tenant's rights under this Lease, or terminating or declaring a default under this Lease.

19.     COOPERATION

        (a) Landlord shall fully cooperate with Tenant throughout the term of this Lease to secure or maintain proper zoning, building and other permits and compliance with all applicable laws. Landlord shall execute any petitions, requests, applications and the like as Tenant shall reasonably request in order to obtain any permit, license, variances and approvals which, in the reasonable judgment of Tenant, are necessary for the lawful construction and/or operation of Tenants business on the Premises, provided, however, that Tenant shall indemnify and save Landlord harmless from any and all expenses, costs, charges, liabilities, losses, obligations, damages and claims of any type which may be imposed upon, asserted against or incurred by Landlord by reason of same.

        (b) In the event that Tenant elects to purchase the Premises pursuant to the terms and conditions of paragraph 11 hereof, Landlord shall have the right, in Landlord's sole discretion, to enter into an exchange agreement (the "Exchange Agreement") with a qualified intermediary

(the "Intermediary") in order to effectuate a like-kind exchange of the Premises for one or more other properties (the "Replacement Property"). In that event, Landlord shall assign to the Intermediary all of Landlord's right, title and interest in the written contract for purchase and sale of the Premises entered into between Landlord and Tenant as required by paragraph 11 hereof (the "Purchase Contract"), and any deposit paid by Tenant in connection with the purchase of the Premises shall be placed directly with the Intermediary, subject to the terms and conditions of the Purchase Contract and the Exchange Agreement. Landlord and Tenant agree that, at Landlord's option, Tenant shall cooperate with Landlord in effecting a like-kind exchange of the Premises by Landlord pursuant to and in accordance with the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, which cooperation shall include, without limitation, Tenant's consent to Landlord's assignment of its interest in the Purchase Contract to the Intermediary and Tenant receiving or taking title to the Premises from the Intermediary or another third party utilized in the transaction in order to facilitate the like-kind exchange on behalf of Landlord.

20.     NOTICES

        All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered by a nationally recognized overnight courier or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

        If to Landlord:      CNL __________
                             400 East South Street
                             Suite 500
                             Orlando, Florida  32801

        with copy to:        DALE A. BURKET, ESQUIRE
                             Lowndes, Drosdick, Doster, Kantor & Reed, P.A.
                             215 North Eola Drive
                             Post Office Box 2809
                             Orlando, Florida 32802

        If to Tenant:        (TENANT NAME), a (State of Incorporation)
                             (Tenant Entity Type)
                             (Tenant Street Address)
                             (Tenant Street Address)

                   (Tenant City), (Tenant State) (Tenant Zip)

        Any party may change its address for notices by written notice in like manner as provided in this paragraph and such change of address shall be effective seven (7) days after the date notice of such change of address is given. Notice for purposes of this Lease shall be deemed given when it shall have been deposited in the mail by the party who is giving such notice with sufficient postage prepaid.

21.     INDEMNIFICATION

        Tenant does hereby indemnify and exonerate Landlord against and from all liabilities, losses, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable architects' and attorneys' fees, which may be imposed upon or asserted against or incurred by Landlord by reason of any of the following occurring:

        (a) any work or thing done in respect of construction of, in or to the Premises or any part of the improvements now or hereafter constructed on the Premises;

        (b) any use, possession, occupation, operation, maintenance or management of the Premises or any part hereof;

        (c) any failure to, or to properly, use, possess, occupy, operate, maintain or manage the Premises or any part thereof;

        (d) the condition, including environmental conditions, of the Premises or any part thereof;

        (e) any negligence on the part of Tenant or any of its agents, contractors, servants, employees, licensees or invitees;

        (f) any accident, injury or damage to any person or property occurring in, on or about the Premises or any part thereof including any sidewalk adjacent thereto; or

        (g) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on its part to be performed or complied with.

22.     HOLD HARMLESS

        Tenant agrees to hold Landlord harmless against any and all claims, damages, accidents and injuries to persons or property caused by or resulting from or in connection with anything in or pertaining to or upon the Premises during the term of this Lease or while Tenant is occupying the Premises, except if such claim, damage, accident or injury shall be caused by the negligence of Landlord or its agents. Landlord shall not be liable to Tenant, Tenant's employees, agents, invitees, licensees or any other person whomsoever for any injury to person or damage to property on or about the Premises caused by the negligence or misconduct of Tenant, its agents, servants or employees or of any other person entering the building under expressed or implied invitation by Tenant or due to any other cause whatsoever, unless caused by the negligence or neglect of Landlord, its employees or its authorized representatives.

23.     LANDLORD'S LIABILITIES

        The term "Landlord" as used in this Lease means the owner from time to time of the Premises. Neither Landlord nor any partner, shareholder or beneficiary thereof shall have any personal liability with respect to any of the provisions of this Lease and if Landlord is in default with respect to its obligations hereunder Tenant shall look solely to the equity of Landlord in the Premises.

24.     SUCCESSORS

        The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns.

25.     ENTIRE AGREEMENT/MEMORANDUM OF LEASE

        This Lease contains the entire agreement between the parties hereto and may not be modified in any manner other than in writing signed by the parties hereto or their successors in interest. A memorandum of this Lease shall be executed by the parties and shall be recorded in the official records of the county where the Premises are located.

26.     GENDER

        Whenever the context hereof permits or requires, words in the singular may be regarded as in the plural and vice-versa, and personal pronouns may be read as masculine, feminine and neuter.

27.     BROKERAGE FEES

        It is understood and agreed that neither party has incurred any real estate brokerage fees or commissions arising out of this Lease and each party agrees to hold the other harmless from and against all such fees and commissions incurred, and costs related thereto including legal fees, as a result of its own conduct or alleged conduct.

28.     CAPTIONS

        The captions of this Lease are for convenience only, and do not in any way define, limit, disclose, or amplify terms or provisions of this Lease or the scope or intent thereof.

29.     LANDLORD'S RIGHT TO CURE

        In the event Tenant shall fail, refuse or neglect to perform, observe or comply with any term, condition, covenant, agreement or obligation contained in the Lease on its part to be performed or complied with, then Landlord may, at its sole option, enter upon the Premises, if deemed necessary by Landlord in its sole discretion, and/or do whatever may be deemed necessary by Landlord in its sole discretion to cure such failure by Tenant. Tenant shall pay to Landlord within five (5) days of Landlord's request, all costs incurred by Landlord in connection with Landlord's curing of such failure by Tenant including, but not limited to, reasonable attorney and paralegal fees whether or not judicial proceedings are involved. In addition to the above costs, in the event Landlord does not receive payment from Tenant when due hereunder, interest at the rate of eighteen percent (18%) per annum or the highest rate allowable by law shall be due and payable with respect to such payment from the due date thereof until Landlord receives such payment.

30.     COMMITMENT LETTER

        That certain commitment letter dated ______________, 199_ is hereby incorporated herein by reference and the terms and conditions thereof shall survive closing with respect to the transaction contemplated by this Lease. In the event any terms of the commitment letter are inconsistent with the terms contained in this Lease, the terms of this Lease shall control.

31.     NOT A SECURITY ARRANGEMENT

        The parties hereto agree and acknowledge that this transaction is not intended as a security arrangement or financing secured by real property, but shall be construed for all purposes as a true lease.

32.     NET LEASE

        It is the intention of the parties hereto that this Lease is and shall be treated as a triple net lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate (except as expressly provided in paragraph 4(a)) nor shall Tenant be entitled to any abatement, suspension, deferment, reduction (except as expressly provided in paragraph 6(b) hereof), setoff, counterclaim, or defense with respect to the rent, nor shall the obligations of Tenant hereunder be affected by reason of: any damage to or destruction of the Premises or any part thereof; any taking of any Premises or any part thereof or interest therein by Condemnation or otherwise (except as expressly provided in paragraph 6(b) hereof); any prohibition, limitation, restriction or prevention of Tenant's use, occupancy or enjoyment of the Premises or any part thereof, or any interference with such use, occupancy or enjoyment by any person or for any other reason; any title defect or encumbrance or any matter affecting title to the Premises or any part thereof; any eviction by paramount title or otherwise; any default by Landlord hereunder; any proceeding relating to Landlord; the impossibility or illegality of performance by Landlord, Tenant or both; any action of governmental authority; any breach of warranty or misrepresentation; any defect in the condition, quality or fitness for use of the Premises or any part thereof; or any other cause whether similar or dissimilar to the foregoing and whether or not Tenant shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Tenant hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

33.     WAIVER

        No waiver by Landlord of any provision hereof shall be deemed a wavier of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlords's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

34.     TIME OF THE ESSENCE

        Landlord and Tenant agree that time shall be of the essence of all terms and provisions of this Lease.

35.     GOVERNING LAW

        This Lease shall be construed in accordance with the laws of the state in which the Premises is located.

                            [Signatures on Next Page]

        IN WITNESS WHEREOF, the parties hereto have caused this Lease Agreement to be executed the day and date first above written.

Signed, Sealed and Delivered

in the presence of:                                          "LANDLORD"

                                               CNL                         , a

                                               __________________ corporation

- --------------------------------
                                               By:-----------------------------

Name:---------------------------


- --------------------------------

Name: --------------------------




STATE OF FLORIDA
COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this ____ day of _______________, 1996 by ____________________, as ______________________ of CNL
_____________________, a ____________________, on behalf of the
_______________________. He is personally known to me and did not take an oath.

                                      -----------------------------------------

                                      Notary Signature

                                      -----------------------------------------

                                      Printed Name
                                      Notary Public, State of Florida
                                      Commission Number:

                                      ---------------------------

                                      My Commission Number:
                                                           ---------------------

                                                        "TENANT"

                                          (TENANT NAME), a (State of
                                          Incorporation) (Tenant Entity Type)

- -----------------------------
                              By:-------------------------------------

Name:------------------------
                              Name:-----------------------------------

                              As Its:---------------------------------


- -----------------------------

Name: -----------------------



STATE OF ______________
COUNTY OF ____________

        The foregoing was executed before me on , 1996, by
_______________________________ as ____________________________ of
__________________________________, a __________ corporation, on behalf of the corporation. He/She is personally known to me or produced
____________________________________________
__________________________________________ as identification and did not take an oath.

                                     -------------------------------------------

               (NOTARY SEAL)         Notary Public, State of--------------------

                                     Printed Name:------------------------------

                                     Notary Commission No.----------------------

                                     My Commission Expires:---------------------





Exhibit "A" - Legal Description

                                   Exhibit "A"
                        Legal Description of the Premises

                                  RENT ADDENDUM

                                       to

                                 LEASE AGREEMENT

        THIS RENT ADDENDUM dated (Closing Date), by and between CNL __________, a (State of Registration) (Landlord Entity Type) as "Landlord", and (TENANT
NAME),a (State of Incorporation) (Tenant Entity Type), as "Tenant", for (RESTAURANT NAME) (Site Number), (City), (County) County, (State), is attached to and made a part of that certain Lease Agreement by and between Landlord and Tenant of even date herewith (the "Lease"). Notwithstanding any other provision to the contrary which may be contained in said Lease, it is specifically agreed by and between Landlord and Tenant as follows:

        (a)    Commencement of Rent.

        On the date hereof, Landlord has simultaneously entered into the Lease with Tenant pursuant to which Tenant has agreed to lease from Landlord the Premises and all improvements now or hereafter constructed thereon. Payment of Interim Rent (if applicable), Annual Rent and Percentage Rent shall commence as of the Effective Date as provided herein, notwithstanding that the improvements may not be constructed or complete at that time.

        (b)    Interim Rent.

        The terms and provisions of this paragraph (b) shall apply only if a Construction Addendum is attached to and incorporated in the Lease. From and after the Effective Date until Annual Rent shall first become due and payable pursuant to subparagraph (c) below, Interim Rent shall be due and payable in advance monthly installments on the first day of each month. For purposes of this Lease, the term "Interim Rent" shall mean an amount equal to the product of
(i) ___________ percent (_____%) per annum, multiplied by (ii) the amount theretofore funded by Landlord under the terms of the Construction Addendum. Interim Rent for partial months shall be prorated on a per diem basis.

[[INSERT FOLLOWING VERSION OF PARAGRAPH (c) FOR CONSTRUCTION SITES]]

        (c)    Annual Rent

               (i) Definitions. Capitalized terms used in the Lease and the Construction Addendum shall have the same meaning in this Rent Addendum unless otherwise defined. In addition to those terms defined elsewhere in this Rent Addendum, as used herein the following terms shall have the meaning indicated:

        "Construction Period" shall mean the period beginning on the Effective Date and ending on the earliest of (i) ____________ (___) days after the Effective Date; (ii) the date a certificate of occupancy for the Premises is issued; (iii) the date the restaurant opens for business on the

Premises; and (iv) the date Tenant receives from Landlord its final funding of the construction costs for the Project under this Construction Addendum.

        "Annual Rent Commencement Date" shall mean the last day of the Construction Period.

        "Total Cost" shall mean the sum of (i) the purchase price paid by Landlord for the land comprising a portion of the Premises, plus (ii) all approved closing costs paid by Landlord, plus (iii) all actual "hard" construction costs and approved "soft" costs incurred by Tenant and funded by Landlord during the Construction Period pursuant to the terms and conditions of the Construction Addendum.

               (ii) Initial Annual Rent. Beginning on the Annual Rent Commencement Date, Tenant covenants and agrees to pay to Landlord Annual Rent in an annual amount equal to ______________ percent (______%) multiplied by the Total Cost, payable to Landlord in equal monthly installments in advance, on the first (1st) day of each month. Landlord and Tenant agree that prior to the Annual Rent Commencement Date they will endeavor to establish the Total Cost so that rent payable on the Annual Rent Commencement Date will be known prior to such date. However, if the exact amount of the Total Cost shall not have been finally ascertained prior to the Annual Rent Commencement Date, Tenant shall as of the Annual Rent Commencement Date pay Landlord rent based on an annual rent under the Lease determined by multiplying ___________ percent (____%) times $__________________________ (the Funding Limitation set forth in the Construction Addendum), and if, when the exact amount of the Total Cost shall have been ascertained (the "Final Disbursement Date"), such Total Cost is more or less than $_________________, Landlord or Tenant, as the case may be, shall promptly refund or remit to the other an amount equal to the excess rent paid or the underpayment of rent due. On the Final Disbursement Date, Landlord shall mail to Tenant a statement setting forth a schedule of funds disbursed by Landlord to Tenant under the Construction Addendum; shall compute the Annual Rent payable hereunder; and shall state the excess rent paid or underpayment of rent due. The Annual Rent set forth in such statement shall constitute the Annual Rent due hereunder.

               (ii) Increases in Annual Rent. Commencing at the end of the fifth
(5th) Lease Year after the Effective Date, and on each fifth (5th) anniversary of such date thereafter during the term of this Lease (and any extension thereof), Annual Rent shall be increased by an amount equal to _____ percent (__%) of the Annual Rent payable during the immediately preceding Lease Year.

               (iii) Partial Months. If the date on which Annual Rent shall first be due and payable shall fall on a day other than the first day of a calendar month, then rent for the partial rental month shall be prorated on a per diem basis on the first Annual Rent payment and shall be paid by Tenant to Landlord for such month.

[[INSERT FOLLOWING VERSION OF PARAGRAPH (c) FOR EXISTING STORES/NO CONSTRUCTION ADDENDUM]]

        (c)    Annual Rent

               (i) Beginning on the Effective Date, Tenant covenants and agrees to pay to Landlord Annual Rent in the annual amount of _________________________________________, payable to Landlord in equal monthly installments in the amount of ___________________________________ AND
___/DOLLARS ($ ) monthly in advance, on the first (1st) day of each month.

               (ii) Increases in Annual Rent. Commencing at the end of the fifth
(5th) Lease Year after the Effective Date, and on each fifth (5th) anniversary of such date thereafter during the term of this Lease (and any extension thereof), Annual Rent shall be increased by an amount equal to _______ percent (__%) of the Annual Rent payable during the immediately preceding Lease Year.

               (iii) Partial Months. If the date on which Annual Rent shall be first due and payable shall fall on a day other than the first day of a calendar month, then rent for the partial rental month shall be prorated on a per diem basis on the first Annual Rent payment and shall be paid by Tenant to Landlord for such month.

        (d)    Percentage Rent.

        In addition to the Interim Rent and Annual Rent set forth above, Tenant shall pay, as additional Rent, percentage rent ("Percentage Rent") as follows:
Within thirty (30) calendar days after the expiration of each Lease Year, Tenant shall pay, in one lump sum, an amount equal to (i) ___ percent (__%) multiplied by Tenant's Gross Sales (as hereinafter defined) for the Lease Year then ended, minus (ii) the Annual Rent payable for such Lease Year. At such time, Tenant shall also furnish Landlord a sworn statement showing the Gross Sales made by Tenant during such Lease Year then ended.

               (i) Inspection of Records. Landlord or its duly authorized representatives may on regular business days within reasonable office hours, inspect Tenant's records of Gross Sales and deductions made in the Premises, either at the Premises or elsewhere as reasonably designated by Tenant, provided such inspection is commenced within thirty-six (36) months after a statement of Gross Sales is furnished to Landlord by Tenant or should have been delivered and is limited to the period covered by such statement. Any claim by Landlord for revision of any statement of Gross Sales or for additional Percentage Rent must be made in writing to Tenant within thirty-six (36) months after the date such statement of Gross Sales is mailed to Landlord, or within thirty (30) days following completion of its inspection, otherwise it shall be deemed waived by Landlord.

               (ii) Reporting Errors. If Landlord inspects Tenant's records as permitted by this Rent Addendum and if such inspection shows an error(s) in the statements submitted by Tenant which results in an understatement of Gross Sales by more than three percent (3%), then in addition to paying the Percentage Rent due, Tenant shall pay Landlord the reasonable cost of such inspection. In the event such inspection shows an overstatement of Gross Sales, then Landlord shall refund such overpayment to Tenant.

               (iii) Sales and Other Financial Reports. In addition to the above annual sworn statement of Gross Sales, Tenant shall provide Landlord with (i) monthly reports of its sales at the Premises within five (5) days following the last day of each month, together with a copy of all reports submitted to its franchisor, (ii) quarterly sales tax reports for sales at the Premises, and
(iii) Tenant and each guarantor shall provide unaudited year end financial statements including operating statements and balance sheets and federal income tax returns within ten (10) days after they are generated for Tenant or such guarantor. Further, Tenant hereby authorizes its franchisor to release to Landlord any and all inspection reports issued by franchisor to Tenant relating to the Premises.

               (iv) Gross Sales/Sales Tax Defined. As used in this Rent Addendum, the term "Gross Sales" shall mean the gross amount charged for all sales or services made from the Premises by Tenant, for cash or credit, paid or unpaid, less any sales taxes, returns, exchanges, allowances, discounts, employee meals, and excluding sales of Tenant's Property or Tenant's leasehold interest. Gross Sales shall include, without limitation, gross Rents or other amounts received by Tenant from the licensees or concessionaires owning and operating coin operated machines and devices, such as cigarette machines, but not the amount taken in by such machines or devices. The term "sales tax" shall mean taxes which by law (1) are not imposed on Tenant or any other party prior to sale at retail by Tenant, but (2) are imposed on purchasers from Tenant at retail and collectible by Tenant from such purchasers.

        (e)    Sales/Use Tax.

        Tenant shall also pay to Landlord any sales and use tax imposed on any Rents payable hereunder from time to time by state law or any other governmental entity, which sums are due monthly as to monthly rent payments and annually as to Percentage Rent on the due date of the rent payment under this Lease.

        (f)    Late Charges.

        In the event any installment of rent due hereunder (including Interim Rent, Annual Rent and Percentage Rent) is not received by Landlord within ten
(10) days of its respective due date, there shall be an automatic late charge due to Landlord from Tenant in the amount of five percent (5%) of such delinquent installment of rent. All such late charges due hereunder shall be deemed additional Rent, and are not penalties but rather are charges attributable to administrative and collection costs arising out of such delinquency. In addition to such late charge, in the event Landlord does not receive Rent when due hereunder, interest at the rate of the maximum rate allowable by law shall be due and payable with respect to such payment from the due date thereof until Landlord receives such payment.

        (g)    Payments of Rents.

        Except as provided in the following sentence, all Rent payments shall be made by check payable to the order of Landlord and shall be sent to 400 East South Street, Suite 500, Orlando, Florida 32801, or to such other place or places as Landlord or its successors or assigns, respectively, may from time to time designate in writing. In the event Tenant is late in the payment of Interim, Annual or Percentage Rent on three (3) or more occasions, and if Landlord shall so request, Tenant shall establish arrangements whereby Rent is transferred by wire or other means directly from Tenant's bank account to such account as Landlord may designate.

        (h)    No Abatement.

        Unless otherwise stated in the Lease, no abatement, offset, diminution or reduction (a) of Rent, charges or other compensation, or (b) of Tenant's other obligations under this Lease shall be allowed to Tenant or any person claiming under Tenant, under any circumstances or for any reason whatsoever.

Initialed for Identification:

- -------------------------------------     --------------------------------------
By Landlord                               By Tenant

                              CONSTRUCTION ADDENDUM

        THIS CONSTRUCTION ADDENDUM, executed as of (Closing Date), by and between CNL __________, a (State of Registration) (Landlord Entity Type) with principal office and place of business at 400 E. South Street, Suite 500, Orlando, Florida 32801 ("Landlord"), and (TENANT NAME), a (State of Incorporation) (Tenant Entity Type), with a mailing address of (Tenant Street Address), (Tenant Street Address), (Tenant City), (Tenant State) (Tenant Zip) ("Tenant").

                              PRELIMINARY STATEMENT

        Landlord has acquired the real property which constitutes a portion of the Premises described in Exhibit "A" attached to the Lease Agreement and has leased the same to Tenant under the terms of the Lease Agreement. Landlord desires to construct or have constructed certain improvements on the Premises and is entering into this Construction Addendum with Tenant for the purpose of setting forth the terms and conditions under which Tenant shall serve as developer in connection with the Project (as that term is defined hereinbelow).

        NOW, THEREFORE, it is agreed, by and between the parties hereto as follows:

        1. Definitions. Capitalized terms used in the Lease Agreement shall have the same meaning in this Construction Addendum unless otherwise defined. In addition to those terms defined elsewhere in this Construction Addendum, as used herein the following terms shall have the meaning indicated:

          "Project" shall mean construction of the building and all necessary site improvements on the Premises for the initial use as a ___________ restaurant by Tenant who is Tenant under the Lease Agreement between Tenant and Landlord of even date herewith (the "Lease Agreement"). Such building and improvements shall be completed in accordance with the plans and specifications approved by Landlord and Tenant prior to Landlord's acquisition of the Premises, which approval shall not be unreasonably withheld, delayed or conditioned.

        "Construction Period" shall mean the period beginning on the Effective Date and ending on the earliest of (i) _____________ (___) days after the Effective Date; (ii) the date a certificate of occupancy for the Premises is issued; (iii) the date the __________ restaurant opens for business on the Premises; and (iv) the date Tenant receives from Landlord its final funding of the construction costs for the Project under this Construction Addendum.

        2. Authorization, Independent Contractor. Landlord hereby engages Tenant as an independent contractor and authorizes Tenant to enter upon the Premises and to undertake responsibilities, duties, obligations, rights and authority expressly herein set forth and, subject to the provisions hereof, Tenant hereby accepts such appointment and agrees to perform and fully discharge all of its duties, responsibilities and obligations herein set forth diligently, promptly and in full compliance with the provisions hereof.

        3. Co-Tenant and Sub-Agents. Tenant may delegate the performance of any of its responsibilities hereunder to one or more contractors, subcontractors, consultants, co-developers or sub-agents; provided, however, that no such delegation shall relieve Tenant of its duties, responsibilities and obligations hereunder.

        4. Specific Duties and Obligations. Tenant shall be responsible for the complete development and construction of the Project and shall deliver a turn-key facility to Landlord. In that connection, Tenant's duties, obligations and responsibilities include, but shall not be limited to the following:

               (a) Project Design. Procuring all necessary architectural and engineering services related to the site work, design and engineering related to the Project, any and all engineering and impact studies or reports related to the development of the Project, and processing and obtaining all required governmental approvals.

               (b) Licenses and Permits. Obtaining all licenses, permits and approvals required to prepare the site for development, to permit construction of the Project and to operate it for its intended purposes. Such licenses, permits and approvals shall include, but shall not be limited to, water management district approvals, approvals required under any franchise agreement, financing agreement or any instrument of record, building permits, certificates of occupancy, and any other required governmental consents or approvals.

               (c) General Contractor, Construction Contracts and Purchase Orders. Negotiating all necessary construction contracts, for the benefit of Landlord, relating to the development and construction of the Project. All construction contracts and purchase orders for work, material or equipment shall be entered into between Tenant and the contractors or vendors selected and shall be satisfactory in form and substance to Landlord, Tenant, and legal counsel for Landlord and Tenant, including a payment and performance bond from the general contractor in the amount of the general construction contract. The general construction contract and construction/trade cost breakdown shall be approved by Landlord prior to Landlord's purchase of the property. The general construction contract shall contain provisions for a ten percent (10%) retainage and submission to Landlord of all underlying contracts with and invoices (required only if a cost-plus contract) from materialmen and subcontractors. All change orders to such contract must be approved in writing by Landlord. Tenant shall cause its general contractor to submit (and the general construction contract shall so provide) all subcontracts to Landlord prior to commencement of construction.

               (d) Construction Coordination. Coordinating all aspects of construction of the Project to completion. Tenant shall monitor the progress of construction and the compliance by all contractors with the provisions of their construction contracts, through periodic on-site visits and inspections and through written and other reports from the architect, contractors and other construction supervisory personnel. Tenant shall keep Landlord advised from time to time of the progress of construction. Tenant shall review and approve all contractor and other payment requests made from time to time and shall review all such requests to ensure compliance with the construction contract and the terms hereof. Tenant shall determine which, if any, contractor or subcontractor is in default under the provisions of its applicable contract or subcontract, and what measures should be taken in connection therewith.

               (e) Funding. Financing to be provided by Landlord hereunder shall be limited to all actual "hard" construction costs of the Project together with approved "soft" costs (to the extent set forth herein), exclusive of any developer's fee. Landlord's funding shall be disbursed to Tenant monthly against draw requests submitted by Tenant to Landlord. Each such draw request shall be submitted on AIA Forms G-702 and G-703 (or other forms approved by Landlord), shall be prepared in accordance with Landlord's instructions and shall be received by Landlord no later than the twenty-fifth (25th) day of each month. Each draw request shall be accompanied by all supporting documentation required by Landlord (including partial lien waivers from the general contractor and all subcontractors waiving all lien rights through the date of the last draw request, and copies of invoices for "soft" costs which may be reimbursable). If properly prepared and documented requests are received by the twenty-fifth
(25th) day of a month, Landlord shall pay proper amounts reflected in such request by the tenth (10th) day of the following month. The funds to be advanced by Landlord pursuant to this Construction Addendum shall at no time in the aggregate exceed $________________ (the "Funding Limitation"), minus the purchase price Landlord paid at closing for the acquisition of the Premises, including Landlord's acquisition costs and closing costs. Tenant shall be solely responsible for the full and timely payment of any and all costs of developing the Project which exceed the Funding Limitation determined hereinabove. If, at any time after the date hereof, there exists any unpaid costs in excess of the Funding Limitation, then Landlord shall have the right to immediately stop funding under this Construction Addendum until such time as Tenant has funded such excess costs and has provided Landlord with evidence that such excess costs have been paid in full by Tenant. Tenant shall obtain no construction financing for the Project which is secured by a lien on the Project. Construction financing shall not include equipment financing.

               (f) General Construction Matters. Tenant shall commence construction as soon as practicable after the date hereof and, after commencement and subject to Paragraph 9 hereinbelow, shall diligently complete the Project within __________ (___) days thereafter in a first-class, workmanlike manner and in conformity with all applicable governmental laws, ordinances, rules, orders, regulations and other requirements and in substantial compliance with the plans and specifications approved by Landlord, Tenant's franchisor and the final working drawings. Notwithstanding the foregoing, Landlord agrees to consider reasonable written requests from Tenant for extensions of time to complete the Project beyond the __________(___) day period.

               All of Tenant's records pertaining to the construction of the Project shall be available for inspection and copying by Landlord and its agents and employees during normal business hours. Following completion of the Project, Tenant shall execute such documents and instruments as Landlord may request (in form and substance reasonably satisfactory to Landlord and Tenant) to evidence Landlord's ownership of and title to all improvements on the Premises comprising, in the aggregate, the Project and shall assign to Landlord all warranties relating to the work and/or materials performed at or incorporated into the Project.

               Tenant shall as part of the construction and development work engage an inspecting architect or engineer suitable to Landlord to make monthly inspections and to certify all draw requests to Landlord. Such certification shall include a statement of work done if not reasonably ascertainable from the draw request and shall be accompanied by color photographs in no less than 3 1/2" by 5" formats showing the construction work completed as of the inspection date. Such photographs shall be taken from such vantage points as are required to clearly show all work done and once vertical construction has commenced shall show all elevations. The final draw request shall be accompanied by: (1) the contractor's affidavit of completion and proof of payment of all subcontractors and all materialmen; (2) an assignment of all manufacturer's warranties for any material, equipment or workmanship installed as a part of the Project; (3) an ALTA as-built survey of completed Project certified to Landlord and Tenant, and any title company designated by Landlord; (4) Certificate(s) of Occupancy for the Project issued by the appropriate regulatory agencies; and (5) a complete certified final set of plans, specifications and working drawings for the Project as completed. At the time such draw request is submitted to Landlord, Landlord shall order or cause to be ordered an update search or endorsement to its title insurance policy for the Premises, which must show no additional matters of record through a then current date (except for matters which have been previously accepted by Landlord).

        No approvals or inspections made, given or conducted by Landlord shall relieve Tenant of any duties, responsibilities, obligations or liabilities hereunder.

        5. Development Fee. Neither Tenant nor any affiliate shall receive a development or construction supervision fee for its services hereunder. A licensed general contractor shall be entitled to reasonable, normal and customary overhead and profit in connection with the performance of its services under a general construction contract. Said profit shall include reasonable, normal and customary superintendent compensation.

        6. General. With respect to matters not specifically related to the Premises or its development, this Construction Addendum shall be governed by the laws of the state where the Premises is located. All captions and section headings used herein are for convenience and ease of reference only and do not constitute part of this instrument. The Preliminary Statement set forth at the beginning of this Construction Addendum is hereby incorporated herein by reference and is deemed to constitute an integral part of this instrument.

        7. Landlord's Right to Complete Construction on Tenant's Default. Except for delays caused by events not within the control of Tenant, failure to continuously prosecute to completion the construction of the Project within ____________ (___) days following the date hereof shall constitute a default by Tenant hereunder. If, after ten (10) days notice to Tenant, any such default shall not have been remedied, then Landlord may, if it elects to do so, either:
(a) take over construction of the Project and, at its option, complete such construction or cause the same to be completed, or (b) terminate the Lease Agreement and this Construction Addendum, in which case Tenant shall be required to purchase the Premises from Landlord (subject to all liens, claims or encumbrances not placed on the Premises by Landlord) at a price equal to Landlord's purchase price of the Premises, plus all sums disbursed to Tenant pursuant to this Construction Addendum, plus all Interim Rent due under the Lease Agreement, plus all fees, costs and expenses paid by Landlord in connection with its purchase of the Premises, plus interest on all such sums accruing from the date of disbursement thereof at the rate of ten percent (10%) per annum. Closing of such purchase and sale shall take place within thirty (30) days following the date of Landlord's notice of default to Tenant.

        8. Force Majeure. The time for completion of the Project shall be extended by the period of time, if any, that construction is delayed by virtue of labor unrest, materials shortage, natural disaster, weather, Acts of God, and other causes beyond the reasonable control of Tenant; provided, however, that no such extension shall be permitted with respect to any delay unless written notice of the delay specifying the cause of the delay and the expected time of the delay is delivered to Landlord within fifteen (15) days after such delay is encountered.

        9. Entire Agreement. This Construction Addendum and the Lease Agreement of which this Construction Addendum is a part constitute the entire agreement of Landlord and Tenant with respect to the development of the Premises, and supersedes any prior or contemporaneous agreement with respect thereto. No amendment or modification of this Construction Addendum shall be binding upon the parties unless made in writing and signed by both Landlord and Tenant.

                         (Signatures begin on next page)

        IN WITNESS WHEREOF, Landlord and Tenant have caused this Construction Addendum to be executed and sealed as of the date first above written.

Signed, Sealed and Delivered

in the presence of:                                      "LANDLORD"

                                       CNL                               , a

                                       __________________ corporation

- --------------------------------
                                       By:---------------------------------

Name:---------------------------


- --------------------------------

Name:---------------------------




STATE OF FLORIDA
COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this ____ day of _______________, 1996 by ____________________, as ______________________ of CNL
_____________________, a ____________________, on behalf of the
_______________________. He is personally known to me and did not take an oath.

                                       ---------------------------------

                                       Notary Signature

                                       ---------------------------------
                                       Printed Name
                                       Notary Public, State of Florida
                                       Commission Number:---------------
                                       My Commission Number:--------------

                                                      "TENANT"

                                        (TENANT NAME), a (State of
                                        Incorporation) (Tenant Entity Type)

- --------------------------------
                                       By:--------------------------------------

Name:---------------------------
                                       Name: -----------------------------------

                                       As Its:----------------------------------


- --------------------------------

Name:---------------------------



STATE OF ______________
COUNTY OF ____________

        The foregoing was executed before me on , 1996 by
_______________________________ as ____________________________ of
__________________________________, a __________ corporation, on behalf of the corporation. He/She is personally known to me or produced
____________________________________________
__________________________________________ as identification and did not take an oath.

                              -------------------------------------------

               (NOTARY SEAL)  Notary Public, State of -------------------

                              Printed Name:------------------------------

                              Notary Commission No.----------------------

                              My Commission Expires:---------------------





EXHIBITS ATTACHED

Exhibit "A" - Legal Description

REQUESTED BY:

AFTER RECORDATION RETURN TO:
        Lowndes, Drosdick, et. al.
        Post Office Box 2809
        Orlando, Florida 32802
        Attention: Dale A. Burket, Esquire
        Phone: (407) 843-4600

RETURN BY:  MAIL (X)    PICK UP ( )

_________ #(Site Number)/(City), (County) County, (State)

                               MEMORANDUM OF LEASE

        This Memorandum of Lease is made as of (Closing Date), by and between CNL __________, a (State of Registration) (Landlord Entity Type) with principal office and place of business at 400 E. South Street, Suite 500, Orlando, Florida 32801 ("Landlord"), and (TENANT NAME), a (State of Incorporation) (Tenant Entity
Type), with a mailing address of (Tenant Street Address), (Tenant Street Address), (Tenant City), (Tenant State) (Tenant Zip) ("Tenant").

        In consideration of ONE AND NO/100 DOLLARS ($1.00) and other valuable consideration paid by Tenant to Landlord and the mutual covenants contained in that certain Lease Agreement between the parties hereto dated on even date herewith (hereinafter called the "Lease"), Landlord has leased and does hereby lease to Tenant, and Tenant has hired and does hereby hire from landlord, upon the terms and conditions set forth in said Lease, the real property more particularly described in Exhibit "A" attached hereto and made a part hereof (the "Premises").

        The term of the Lease is __________ (__) years commencing on the date hereof and ending on _______ ___, 20__. Said Lease provides for options to renew for _________ (__) five (5) year terms. Tenant shall not allow any mechanic's lien or similar type of lien to be filed against the Premises. Tenant has the first right of refusal to purchase the Premises and an option to purchase the Premises during the term of the Lease and any renewals or extensions thereof upon the terms and conditions set forth in the Lease.

                         (Signatures begin on next page)

        IN WITNESS WHEREOF, Landlord and Tenant have caused this Memorandum of Lease to be executed and sealed as of the date first above written.

Signed, Sealed and Delivered

in the presence of:                                      "LANDLORD"

                                           CNL                            , a

                                           __________________ corporation

- ----------------------------------
                                       By:--------------------------------------

Name:-----------------------------


- ----------------------------------

Name: ----------------------------




STATE OF FLORIDA
COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this ____ day of _______________, 1996 by ____________________, as ______________________ of CNL
_____________________, a ____________________, on behalf of the
_______________________. He is personally known to me and did not take an oath.

                                    --------------------------------------------

                                    Notary Signature

                                    --------------------------------------------

                                    Printed Name
                                    Notary Public, State of Florida
                                    Commission Number:--------------------------
                                    My Commission Number:-----------------------

                                                         "TENANT"

                                           (TENANT NAME), a (State of
                                           Incorporation) (Tenant Entity Type)

- ---------------------------
                                       By:--------------------------------------

Name:----------------------
                                       Name:------------------------------------

                                       As Its:----------------------------------


- ---------------------------

Name:----------------------


STATE OF ______________
COUNTY OF ____________

        The foregoing was executed before me on , 1996 by
_______________________________ as ____________________________ of
__________________________________, a __________ corporation, on behalf of the corporation. He/She is personally known to me or produced
____________________________________________
__________________________________________ as identification and did not take an oath.

                               ------------------------------------------

               (NOTARY SEAL)   Notary Public, State of-------------------

                               Printed Name:-----------------------------

                               Notary Commission No.---------------------

                               My Commission Expires:--------------------





                                        3